                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Fee Waiver and Expense Reimbursement - Royce Micro-Cap Fund
(Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated April 28, 1993 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Micro-Cap Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:  /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Fee Waiver and Expense Reimbursement - Royce Micro-Cap Fund
(Consultant Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated April 28, 1993 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Micro-Cap Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Consultant Class of shares (the "Class") are not more than 2.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Total Return Fund (Investment Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated December 15, 1993 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Total Return Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.25% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.25% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Low-Priced Stock Fund (Investment Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated December 15, 1993 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Low-Priced Stock Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Financial Services Fund (Investment Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated November 1, 1996 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Financial Services Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Fee Waiver and Expense Reimbursement - Royce Giftshares Fund
(Investment Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated December 22, 1995 and amended May 28, 1997 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce GiftShares Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Fee Waiver and Expense Reimbursement - Royce GiftShares Fund
(Consultant Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated December 15, 1995 and amended May 28, 1997 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce GiftShares Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Consultant Class of shares (the "Class") are not more than 2.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Special Equity Fund (Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated April 30, 1998 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Special Equity Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President

                                   December 16, 1998

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Fee Waiver and Expense Reimbursement - PMF II (Investment Class)

Gentlemen:

      Reference is made to the Investment Advisory Agreement dated November 1, 1996 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of PMF II (the "Series") and Royce & Associates, Inc. (the "Adviser").

      Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending
December 31, 1999 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 1999, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

     The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No.
30).

                              Very truly yours,

                              ROYCE & ASSOCIATES, INC.

                              By:  /s/ Charles M. Royce
                                       Charles M. Royce,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
   	 President